[GRAPHIC OMITTED]                                                   EXHIBIT 99.1

                                                                    NEWS RELEASE
                                                                       NYSE: NOR

Contacts:

Media:                                             Investors:
Roger Schrum                                       Iya Davidson/Karen Bleier
605-978-2848                                       Gavin Anderson & Company
roger.schrum@northwestern.com                      605-782-5345


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               NORTHWESTERN RECEIVES APPROVAL OF FIRST DAY MOTIONS
                    Interim Access to DIP Financing Approved
                       Company Continues Normal Operations
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SIOUX FALLS,  S.D. - Sept. 16, 2003 - NorthWestern  Corporation  today announced that it has received approval from the U.S. Bankruptcy Court for the District of Delaware for a series of the company's "first day" motions.

Following a hearing held on September 15, 2003, the court approved, among other things, motions related to:

       o Normal payment of employee salaries, wages and benefits;

       o Payment to suppliers for the post-petition delivery of goods and services;

       o Allowance to pay unpaid property taxes to counties in the State of Montana;

       o Continuation of bank accounts and existing cash management system; and

       o Continuation of forward power contracts and the ability to enter into such contracts in the ordinary course of business.

Additionally, the court approved, under interim order, access to $50 million of the $100 million debtor-in-possession financing facility arranged by the company with Bank One, N.A. These funds, in addition to unrestricted cash and normal cash flow, will provide sufficient liquidity to continue normal operations, including the procurement of energy supplies, as the Company restructures.

"The approval of our first day motions helps ensure that NorthWestern can maintain its focus on serving our customers and delivering reliable energy services as we work to strengthen our financial platform," said Gary G. Drook, NorthWestern's President and Chief Executive Officer.

As previously announced, NorthWestern Corporation filed to reorganize under Chapter 11 of the U.S. Bankruptcy Code on Sept. 14, 2003, with the U.S. Bankruptcy Court for the District of Delaware. The case number is 03-12872
(PJW), and the presiding judge is the Honorable Peter J. Walsh.


About NorthWestern

NorthWestern Corporation is one of the largest providers of electricity and natural gas in the Upper Midwest and Northwest, serving more than 598,000 customers in Montana, South Dakota and Nebraska. NorthWestern also has investments in Expanets, Inc., a nationwide provider of networked communications and data solutions to small and mid-sized businesses; and Blue Dot Services Inc., a provider of heating, ventilation and air conditioning services to residential and commercial customers.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

On one or more occasions, we may make statements in this news release regarding our assumptions, projections, expectations, targets, intentions or beliefs about future events. All statements other than statements of historical facts, included or incorporated by reference herein relating to management's current expectations of future financial performance, continued growth, changes in economic conditions or capital markets and changes in customer usage patterns and preferences are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.

Words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "predicts," "projects," "targets," "will likely result," "will continue" or similar expressions identify forward-looking statements. Forward-looking statements involve risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed. We caution that while we make such statements in good faith and we believe such statements are based on reasonable assumptions, including without limitation, management's examination of historical operating trends, data contained in records and other data available from third parties, we cannot assure you that our projections will be achieved. Factors that may cause such differences include but are not limited to:

       (i) Because we have filed for Bankruptcy protection, our creditors will be paid prior to our stockholders and our stockholders may lose their entire investment;

       (ii) if Expanets' or Blue Dot's business continues to be disrupted, including by the loss of key employees, customers and suppliers or reductions in liquidity, and the value of such businesses and their respective assets decline further as a result of our efforts to sell or dispose of such businesses or assets, and our limited ability to provide further funds to such businesses, then our ability to reduce debt with the proceeds of a sale of such businesses or assets will be adversely affected;

       (iii) we may become subject to additional adverse federal, state, or local legislation or regulation or adverse determinations by regulators which may adversely affect our ability to effectively emerge from Bankruptcy;

       (iv) unanticipated changes in commodity prices or in fuel supply costs or availability due to higher demand, shortages, weather conditions, transportation problems or other developments, in combination with reduced availability of trade credit, may reduce revenues or may increase operating costs, each of which would adversely affect our liquidity;


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


       (v)    increases in interest rates will increase our cost of borrowing;

       (vi) if the rate of growth and economic conditions in our service territories decline, our operations and financial condition would be adversely affected;

       (vii) adverse changes in general economic and competitive conditions in the markets in which we may compete may adversely affect our operations and financial condition; and

       (viii) certain other business uncertainties related to the occurrence of natural disasters, war, hostilities and the threat of terrorist actions may adversely affect our operations and financial condition.

We have attempted to identify, in context, certain of the factors that we believe may cause actual future experience and results to differ materially from our current expectation regarding the relevant matter or subject area. In addition to the items specifically discussed above, our business and results of operations are subject to the uncertainties described under the caption "Risk Factors" which is a part of the disclosure included in Item 2 of our Report on Form 10-Q entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations."

From time to time, oral or written forward-looking statements are also included in our reports on Forms 10-K, 10-Q and 8-K, Proxy Statements on Schedule 14A, press releases and other materials released to the public. Although we believe that at the time made, the expectations reflected in all of these forward-looking statements are and will be reasonable, any or all of the forward-looking statements in our reports on Forms 10-K, 10-Q and 8-K, Proxy Statements on Schedule 14A and any other public statements that are made by us may prove to be incorrect. This may occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties. Many factors discussed in this news release, certain of which are beyond our control, will be important in determining our future performance. Consequently, actual results may differ materially from those that might be anticipated from forward-looking statements. In light of these and other uncertainties, you should not regard the inclusion of a forward-looking statement in this news release or other public communications that we might make as a representation by us that our plans and objectives will be achieved, and you should not place undue reliance on such forward-looking statements.

We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. However, your attention is directed to any further disclosures made on related subjects in our subsequent annual and periodic reports filed with the Commission on Forms 10-K, 10-Q and 8-K and Proxy Statements on Schedule 14A.

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